Exhibit 99.1

Ryman Hospitality Properties, Inc. Reports Fourth Quarter and Full Year 2023 Results

NASHVILLE, Tenn. (February 22, 2024) – Ryman Hospitality Properties, Inc. (NYSE: RHP), a lodging real estate investment trust (“REIT”) specializing in group-oriented, destination hotel assets in urban and resort markets, today reported financial results for the three months and year ended December 31, 2023.

Fourth Quarter 2023 Highlights and Recent Developments:

•	The Company generated net income of $169.9 million and net income available to common stockholders of $142.1 million or $2.37 per diluted share.
•	Reported all-time quarterly record consolidated revenue of $633.1 million, led by quarterly records in both our same-store Hospitality segment (Hospitality segment excluding JW Marriott San Antonio Hill Country Resort & Spa (“JW Marriott Hill Country”)) and Entertainment segment.
•	Same-store Hospitality segment achieved all-time quarterly record operating income of $110.7 million and Adjusted EBITDAre of $156.4 million.
•	Entertainment segment achieved operating income of $20.6 million and Adjusted EBITDAre of $30.3 million.
•	During the fourth quarter, the Company booked over 1.2 million same-store Gross Definite Room Nights for all future years, at a record average daily rate (ADR) of over $275, an increase of 8.5% over Q4 2022 ADR for future bookings.
•	The Company declared a cash dividend of $1.10 per share for the first quarter of 2024.

Full Year 2023 Highlights:

•	Reported consolidated revenue of $2.2 billion, an annual record for the Company.
•	The Company reported a full year record in operating income of $453.7 million and reported full year record operating income margin of 21.0% for 2023.
•	The Company reported record net income of $341.8 million and record Adjusted EBITDAre of $690.7 million.
•	Same-store Gross Definite Room Nights Booked in full year 2023 of nearly 2.9 million room nights for all future years, represents a 9.6% increase over 2022.
•	The Company declared total 2023 dividends of $3.85 per share; intends to pay aggregate minimum dividends for 2024 of $4.40 per share, subject to the Board’s future determinations.

Mark Fioravanti, President and Chief Executive Officer of Ryman Hospitality Properties, said, “We finished 2023 on a strong note, with numerous records achieved in the fourth quarter and for the full year across our Hospitality and Entertainment businesses. Lead volumes, bookings, and ADR all reached new highs, building on the strong group momentum we have created across our Hospitality business. Our operating results and forward group booking pace support the continued capital investments we are making across our portfolio.”

Fourth Quarter 2023 Results (as compared to Fourth Quarter 2022):

($ in thousands, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Total Revenue	$633,063	$568,875	11.3%		$2,158,136	$1,805,969	19.5%

Operating income	$123,871	$116,303	6.5%		$453,684	$327,150	38.7%
Operating income margin	19.6%	20.4%	-0.8	pt	21.0%	18.1%	2.9	pt

Net income (1) (2)	$169,878	$61,370	176.8%		$341,800	$134,948	153.3%
Net income margin (1) (2)	26.8%	10.8%	16.0	pt	15.8%	7.5%	8.3	pt

Net income available to common stockholders (1) (2)	$142,127	$58,089	144.7%		$311,217	$128,993	141.3%
Net income available to common stockholders margin (1) (2)	22.5%	10.2%	12.3	pt	14.4%	7.1%	7.3	pt
Net income available to common stockholders per diluted share (1) (2) (3)	$2.37	$1.03	130.1%		$5.36	$2.33	130.0%

Adjusted EBITDAre	$187,494	$168,110	11.5%		$690,745	$555,854	24.3%
Adjusted EBITDAre margin	29.6%	29.6%	0.0	pt	32.0%	30.8%	1.2	pt
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$178,411	$160,277	11.3%		$660,861	$540,545	22.3%
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin	28.2%	28.2%	0.0	pt	30.6%	29.9%	0.7	pt

Funds From Operations (FFO) available to common stockholders and unit holders (2)	$197,293	$104,864	88.1%		$517,389	$335,156	54.4%
FFO available to common stockholders and unit holders per diluted share/unit (2) (3)	$3.26	$1.80	81.1%		$8.85	$6.01	47.3%

Adjusted FFO available to common stockholders and unit holders	$125,869	$113,039	11.4%		$473,133	$363,501	30.2%
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (3)	$2.08	$1.94	7.2%		$8.09	$6.52	24.1%

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations ceasing December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.5 million in the twelve months ended December 31, 2023.

(2) The Company recorded a $112.5 million deferred tax benefit in the fourth quarter of 2023 for the release of income tax valuation allowance.

(3) Diluted weighted average common shares for the three months ended December 31, 2022 includes 3.9 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

Note: For the Company’s definitions of Adjusted EBITDAre, Adjusted EBITDAre margin, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture, Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture margin, FFO available to common stockholders and unit holders, and Adjusted FFO available to common stockholders and unit holders, as well as a reconciliation of the non-GAAP financial measure Adjusted EBITDAre to Net Income and a reconciliation of the non-GAAP financial measure Adjusted FFO available to common stockholders and unit holders to Net Income, see “Non-GAAP Financial Measures,” “EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition,” “Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition” “FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition” and “Supplemental Financial Results” below.

Hospitality Segment

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Hospitality Revenue	$545,156	$484,459	12.5%		$1,833,478	$1,537,974	19.2%
Same-Store Hospitality Revenue (1)	$503,090	$484,459	3.8%		$1,740,665	$1,537,974	13.2%

Hospitality operating income	$115,738	$105,782	9.4%		$421,264	$310,924	35.5%
Hospitality operating income margin	21.2%	21.8%	-0.6	pt	23.0%	20.2%	2.8	pt
Hospitality Adjusted EBITDAre	$166,714	$150,720	10.6%		$623,160	$512,745	21.5%
Hospitality Adjusted EBITDAre margin	30.6%	31.1%	-0.5	pt	34.0%	33.3%	0.7	pt

Same-Store Hospitality operating income (1)	$110,659	$105,782	4.6%		$408,081	$310,924	31.2%
Same-Store Hospitality operating income margin (1)	22.0%	21.8%	0.2	pt	23.4%	20.2%	3.2	pt
Same-Store Hospitality Adjusted EBITDAre (1)	$156,418	$150,720	3.8%		$595,259	$512,745	16.1%
Same-Store Hospitality Adjusted EBITDAre margin (1)	31.1%	31.1%	0.0	pt	34.2%	33.3%	0.9	pt

Hospitality Performance Metrics
Occupancy	69.8%	72.8%	-3.0	pt	71.6%	66.2%	5.4	pt
Average Daily Rate (ADR)	$260.81	$254.57	2.5%		$245.74	$236.86	3.7%
RevPAR	$181.97	$185.31	-1.8%		$175.96	$156.71	12.3%
Total RevPAR	$519.15	$505.75	2.6%		$460.12	$404.69	13.7%

Same-Store Hospitality Performance Metrics (1)
Occupancy	70.9%	72.8%	-1.9	pt	71.9%	66.2%	5.7	pt
Average Daily Rate (ADR)	$259.67	$254.57	2.0%		$243.19	$236.86	2.7%
RevPAR	$184.17	$185.31	-0.6%		$174.92	$156.71	11.6%
Total RevPAR	$525.20	$505.75	3.8%		$458.02	$404.69	13.2%

Gross Definite Rooms Nights Booked	1,235,718	1,037,603	19.1%		2,931,296	2,675,174	9.6%
Net Definite Rooms Nights Booked	1,055,406	810,760	30.2%		2,302,717	1,805,598	27.5%
Group Attrition (as % of contracted block)	14.0%	15.5%	-1.5	pt	15.2%	20.6%	-5.4	pt
Cancellations ITYFTY (2)	3,249	2,533	28.3%		68,436	205,662	-66.7%

(1) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

(2)  "ITYFTY" represents In The Year For The Year.

Note: For the Company’s definitions of Revenue Per Available Room (RevPAR) and Total Revenue Per Available Room (Total RevPAR), see “Calculation of RevPAR, Total RevPAR, and Occupancy” below. Property-level results and operating metrics for fourth quarter 2023 are presented in greater detail below and under “Supplemental Financial Results—Hospitality Segment Adjusted EBITDAre Reconciliations and Operating Metrics,” which includes a reconciliation of the non-GAAP financial measures Hospitality Adjusted EBITDAre to Hospitality Operating Income, and property-level Adjusted EBITDAre to property-level Operating Income for each of the hotel properties.

Hospitality Segment Highlights

•	In the fourth quarter, same-store Hospitality portfolio achieved a record total RevPAR of $525, a 3.8% increase over Q4 2022, driven by record ADR of nearly $260, an increase of 2.0% from Q4 2022.
•	In the fourth quarter, Gaylord Opryland set an all-time portfolio total revenue record and Gaylord Texan set an all-time portfolio total RevPAR record for any quarter.
•	ICE! programming generated strong results, with over 1.2 million tickets sold.
•	Projected room revenues from bookings production for all future years set a fourth quarter and full year record for the same-store portfolio.
•	On a same-store basis, cancellations in the year for the year for 2023 decreased by 67% compared to 2022, and attrition and cancellation fee collections for 2023 declined to $42.7 million from $57.3 million in 2022.

•	Same-store incentive management fee expense increased to $8.3 million in the quarter and $29.1 million for the year, up from $6.2 million in Q4 2022 and $12.8 million in full year 2022.

Gaylord Opryland

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$140,664	$138,353	1.7%		$474,884	$424,188	12.0%
Operating income	$42,299	$41,981	0.8%		$135,554	$118,895	14.0%
Operating income margin	30.1%	30.3%	-0.2	pt	28.5%	28.0%	0.5	pt
Adjusted EBITDAre	$50,248	$50,554	-0.6%		$169,018	$153,250	10.3%
Adjusted EBITDAre margin	35.7%	36.5%	-0.8	pt	35.6%	36.1%	-0.5	pt

Occupancy	75.5%	80.7%	-5.2	pt	73.0%	69.5%	3.5	pt
Average daily rate (ADR)	$268.39	$258.08	4.0%		$250.96	$242.71	3.4%
RevPAR	$202.70	$208.39	-2.7%		$183.22	$168.73	8.6%
Total RevPAR	$529.42	$520.72	1.7%		$450.50	$402.41	12.0%

Gaylord Palms

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$87,356	$90,925	-3.9%		$309,616	$279,578	10.7%
Operating income	$16,194	$20,514	-21.1%		$71,399	$64,201	11.2%
Operating income margin	18.5%	22.6%	-4.1	pt	23.1%	23.0%	0.1	pt
Adjusted EBITDAre	$23,062	$27,204	-15.2%		$98,162	$90,735	8.2%
Adjusted EBITDAre margin	26.4%	29.9%	-3.5	pt	31.7%	32.5%	-0.8	pt

Occupancy	72.3%	77.9%	-5.6	pt	73.7%	68.4%	5.3	pt
Average daily rate (ADR)	$261.71	$265.66	-1.5%		$245.04	$241.85	1.3%
RevPAR	$189.19	$206.94	-8.6%		$180.58	$165.40	9.2%
Total RevPAR	$552.69	$575.27	-3.9%		$493.75	$445.85	10.7%

Gaylord Texan

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$116,531	$102,283	13.9%		$358,399	$307,318	16.6%
Operating income	$37,955	$30,631	23.9%		$111,703	$88,154	26.7%
Operating income margin	32.6%	29.9%	2.7	pt	31.2%	28.7%	2.5	pt
Adjusted EBITDAre	$43,748	$36,287	20.6%		$134,650	$111,954	20.3%
Adjusted EBITDAre margin	37.5%	35.5%	2.0	pt	37.6%	36.4%	1.2	pt

Occupancy	74.6%	72.9%	1.7	pt	74.9%	69.0%	5.9	pt
Average daily rate (ADR)	$277.12	$270.93	2.3%		$244.21	$238.77	2.3%
RevPAR	$206.82	$197.44	4.8%		$183.02	$164.65	11.2%
Total RevPAR	$698.26	$612.88	13.9%		$541.30	$464.15	16.6%

Gaylord National

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$85,229	$76,114	12.0%		$307,139	$249,849	22.9%
Operating income	$9,841	$9,016	9.2%		$42,677	$19,609	117.6%
Operating income margin	11.5%	11.8%	-0.3	pt	13.9%	7.8%	6.1	pt
Adjusted EBITDAre	$19,426	$18,625	4.3%		$87,104	$61,402	41.9%
Adjusted EBITDAre margin	22.8%	24.5%	-1.7	pt	28.4%	24.6%	3.8	pt

Occupancy	66.8%	60.5%	6.3	pt	68.4%	56.5%	11.9	pt
Average daily rate (ADR)	$254.45	$254.09	0.1%		$240.30	$238.13	0.9%
RevPAR	$170.01	$153.60	10.7%		$164.30	$134.45	22.2%
Total RevPAR	$464.13	$414.49	12.0%		$421.58	$342.94	22.9%

Gaylord Rockies

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$67,360	$70,438	-4.4%		$266,737	$253,326	5.3%
Operating income	$4,325	$2,780	55.6%		$44,854	$17,178	161.1%
Operating income margin	6.4%	3.9%	2.5	pt	16.8%	6.8%	10.0	pt
Adjusted EBITDAre	$18,798	$16,556	13.5%		$101,697	$89,955	13.1%
Adjusted EBITDAre margin	27.9%	23.5%	4.4	pt	38.1%	35.5%	2.6	pt

Occupancy	66.1%	69.9%	-3.8	pt	73.4%	68.3%	5.1	pt
Average daily rate (ADR)	$241.79	$239.57	0.9%		$242.39	$234.19	3.5%
RevPAR	$159.91	$167.35	-4.4%		$178.02	$159.87	11.4%
Total RevPAR	$487.79	$510.08	-4.4%		$486.87	$462.39	5.3%

JW Marriott Hill Country1

($ in thousands, except ADR, RevPAR, and Total RevPAR)

	Three Months Ended	Period Ended
	December 31,	December 31,
	2023	2023
Revenue	$42,066	$92,813
Operating income	$5,079	$13,183
Operating income margin	12.1%	14.2%
Adjusted EBITDAre	$10,296	$27,901
Adjusted EBITDAre margin	24.5%	30.1%

Occupancy	57.8%	64.9%
Average daily rate (ADR)	$275.32	$304.07
RevPAR	$159.17	$197.30
Total RevPAR	$456.32	$503.41

1 JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures. Fourth quarter 2023 represents the second full quarter of operations for the hotel under the Company’s ownership, and the period ended December 31, 2023, represents two full quarters of operations for the hotel under the Company’s ownership.

Entertainment Segment

For the three and twelve months ended December 31, 2023, and 2022, the Company reported the following:

($ in thousands)

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2023	2022	% ∆		2023	2022	% ∆
Revenue	$87,907	$84,416	4.1%		$324,658	$267,995	21.1%
Operating income	$20,561	$22,286	-7.7%		$76,076	$60,498	25.7%
Operating income margin	23.4%	26.4%	-3.0	pt	23.4%	22.6%	0.8	pt
Adjusted EBITDAre	$30,278	$26,136	15.8%		$99,658	$74,173	34.4%
Adjusted EBITDAre margin	34.4%	31.0%	3.4	pt	30.7%	27.7%	3.0	pt

Fioravanti continued, “Our Entertainment segment delivered another record performance in 2023. Ole Red Las Vegas opened its doors in mid-January 2024 to strong demand, and we are enthusiastic about the potential of this asset in the Las Vegas market. We were also pleased to unveil, as part of our January 2024 Investor Day, the reimagination of the Wildhorse Saloon as Category 10 in collaboration with country music superstar, Luke Combs. We have already started construction on this multi-use venue and anticipate a phased reopening beginning in the third quarter of 2024.”

Corporate and Other Segment

For the three and twelve months ended December 31, 2023, and 2022, the Company reported the following:

($ in thousands)

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2023	2022	% ∆	2023	2022	% ∆
Operating loss	$(12,428)	$(11,765)	-5.6%	$(43,656)	$(44,272)	1.4%
Adjusted EBITDAre	$(9,498)	$(8,746)	-8.6%	$(32,073)	$(31,064)	-3.2%

Fioravanti concluded, “We enter 2024 with considerable momentum and strength across both our Hospitality and Entertainment segments. As we recently outlined at our January 2024 Investor Day, over the past 20 years our management team has built valuable long-standing relationships with our group customers and an industry-leading portfolio of hotels and iconic entertainment brands. The value proposition we have created, and continue to enhance, garners strong demand and pricing power, as evidenced in our forward book of group hotel business. Furthermore, we believe the high-return investments we are pursuing across our Hospitality and Entertainment assets will create value for our stakeholders in the years to come.”

2024 Guidance

The Company is reiterating its 2024 business performance outlook based on current information as of February 22, 2024. The Company does not expect to update the guidance provided before next quarter’s earnings release. However, the Company may update its full business outlook or any portion thereof at any time for any reason.

Current full year 2024 guidance is inclusive of the following assumptions:

•	Disruption from planned capital investments is estimated to result in a negative impact of approximately 215 basis points to same-store Hospitality RevPAR growth and approximately 160 basis points to same-store Hospitality Total RevPAR growth. In addition, the Company expects disruption to result in a negative impact of approximately $18 million to $21 million to Consolidated Adjusted EBITDAre, including $10 million to $11 million to same-store Hospitality Adjusted EBITDAre and $8 million to $10 million to Entertainment Adjusted EBITDAre.

•	Capital expenditures are estimated to be $360 million to $440 million.

($ in millions, except per share figures)	Full Year		Full Year 2024
	2024 Guidance [1]		Guidance [1]
	Low	High	Midpoint
Consolidated Hospitality RevPAR growth (same-store) [2]	3.50%	5.50%	4.50%
Consolidated Hospitality Total RevPAR growth (same-store) [2]	3.25%	5.25%	4.25%

Operating Income
Hospitality (same-store) [2]	$434.5	$450.5	$442.5
JW Marriott Hill Country	35.0	40.0	37.5
Entertainment	65.5	71.5	68.5
Corporate and Other	(44.8)	(43.0)	(43.9)
Consolidated Operating Income	490.2	519.0	504.6

Adjusted EBITDAre
Hospitality (same-store) [2]	$612.5	$635.0	$623.8
JW Marriott Hill Country	63.0	72.0	67.5
Entertainment	100.0	110.0	105.0
Corporate and Other	(35.0)	(32.0)	(33.5)
Consolidated Adjusted EBITDAre	740.5	785.0	762.8

Net Income	$253.0	$272.0	$262.5
Net Income available to common stockholders	$243.0	$266.0	$254.5

Funds from Operations (FFO) available to common stockholders and unit holders	$457.3	$492.5	$474.9
Adjusted FFO available to common stockholders and unit holders	$484.3	$527.0	$505.6

Diluted income per share available to common stockholders	$3.92	$4.21	$4.06
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.60	$8.20	$7.90

Estimated diluted shares outstanding to common stockholders [3]	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders [3]	65.0	65.0	65.0

1.	Includes JW Marriott Hill Country, except as otherwise noted. Amounts are calculated based on unrounded numbers.
2.	Same-store excludes JW Marriott Hill Country.
3.	Includes shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company’s OEG business, which may be settled in cash or shares at the Company’s option.

Note: For reconciliations of Consolidated Adjusted EBITDAre guidance to Net Income, segment-level Adjusted EBITDAre to segment-level Operating Income, property-level Adjusted EBITDAre for JW Marriott Hill Country to property-level Operating Income, and FFO and Adjusted FFO available to common stockholders and unitholders to Net Income , see “Reconciliation of Forward-Looking Statements” below.

Dividend Update

On January 16, 2024, the Company paid the previously announced quarterly cash dividend of $1.10 per common share, which was paid to stockholders of record as of December 29, 2023.

Today, the Company declared its first quarter 2024 cash dividend of $1.10 per share of common stock, payable on April 15, 2024, to stockholders of record as of March 29, 2024. The Company’s dividend policy provides that it will distribute minimum dividends of 100% of REIT taxable income annually. It is the Company’s current plan to distribute aggregate minimum dividends for 2024 of $4.40 per share in cash. Future dividends are subject to the Board’s future determinations as to amount and timing.

Balance Sheet/Liquidity Update

As of December 31, 2023, the Company had total debt outstanding of $3,377.0 million, net of unamortized deferred financing costs, and unrestricted cash of $591.8 million. As of December 31, 2023, there were no amounts drawn under the Company’s revolving credit facility, $5.0 million was drawn under OEG’s revolving credit facility, and the lending banks had issued $14.6 million in letters of credit under the Company’s revolving credit facility, which left $745.4 million of aggregate borrowing availability for borrowing under the Company’s revolving credit facility and OEG’s revolving credit facility.

Earnings Call Information

Ryman Hospitality Properties will hold a conference call to discuss this release tomorrow, February 23, 2024, at 12:00 p.m. ET. Investors can listen to the conference call over the Internet at www.rymanhp.com. To listen to the live call, please go to the Investor Relations section of the website (Investor Relations/Presentations, Earnings and Webcasts) at least 15 minutes prior to the call to register and download any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call and will be available for at least 30 days.

About Ryman Hospitality Properties, Inc.

Ryman Hospitality Properties, Inc. (NYSE: RHP) is a leading lodging and hospitality real estate investment trust that specializes in upscale convention center resorts and entertainment experiences. The Company’s holdings include Gaylord Opryland Resort & Convention Center; Gaylord Palms Resort & Convention Center; Gaylord Texan Resort & Convention Center; Gaylord National Resort & Convention Center; and Gaylord Rockies Resort & Convention Center, five of the top seven largest non-gaming convention center hotels in the United States based on total indoor meeting space. The Company also owns the JW Marriott San Antonio Hill Country Resort & Spa as well as two ancillary hotels adjacent to our Gaylord Hotels properties. The Company’s hotel portfolio is managed by Marriott International and includes a combined total of 11,414 rooms as well as more than 3 million square feet of total indoor and outdoor meeting space in top convention and leisure destinations across the country. RHP also owns a 70% controlling ownership interest in Opry Entertainment Group (OEG), which is composed of entities owning a growing collection of iconic and emerging country music brands, including the Grand Ole Opry, Ryman Auditorium, WSM 650 AM, Ole Red, Nashville-area attractions, and Block 21, a mixed-use entertainment, lodging, office and retail complex, including the W Austin Hotel and the ACL Live at the Moody Theater, located in downtown Austin, Texas. RHP operates OEG as its Entertainment segment in a taxable REIT subsidiary, and its results are consolidated in the Company’s financial results.

Cautionary Note Regarding Forward-Looking Statements

This press release contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the future performance of the Company’s business, anticipated business levels and anticipated financial results for the Company during future periods, the Company’s expected cash dividend, and other business or operational issues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the hospitality business generally, the geographic concentration of the Company’s hotel properties, business levels at the Company’s hotels, the effects of inflation on the Company’s business, including the effects on costs of labor and supplies and effects on group customers at the Company’s hotels and customers in OEG’s businesses, the Company’s ability to remain qualified as a REIT, the Company’s ability to execute our strategic goals as a REIT, the Company’s ability to generate cash flows to support dividends, future board determinations regarding the timing and amount of dividends and changes to the dividend policy, the Company’s ability to borrow funds pursuant to its credit agreements and to refinance indebtedness and/or to successfully amend the agreements governing its indebtedness in the future, changes in interest rates, the Company’s integration of the JW Marriott Hill Country, the Company’s ability to identify and capitalize on additional value creation opportunities at the JW Marriott Hill Country or other assets and the occurrence of any event, change or other circumstance that could limit the Company’s ability to capitalize on any additional value creation opportunities it identifies at the JW Marriott Hill Country or other assets. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission (SEC) and include the risk factors and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and its Quarterly Reports on Form 10-Q and subsequent filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

Additional Information

This release should be read in conjunction with the consolidated financial statements and notes thereto included in our most recent Annual Report on Form 10-K. Copies of our reports are available on our website at no expense at www.rymanhp.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Calculation of RevPAR and Total RevPAR

We calculate revenue per available room (“RevPAR”) for our hotels by dividing room revenue by room nights available to guests for the period. We calculate total revenue per available room (“Total RevPAR”) for our hotels by dividing the sum of room revenue, food & beverage, and other ancillary services revenue by room nights available to guests for the period. Hospitality metrics do not include the results of the W Austin, which is included in the Entertainment segment.

Calculation of GAAP Margin Figures

We calculate Net Income available to common stockholders’ margin by dividing GAAP consolidated Net Income available to common stockholders by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Operating Income Margin by dividing consolidated, segment or property-level GAAP Operating Income by consolidated, segment or property-level GAAP Revenue.

Non-GAAP Financial Measures

We present the following non-GAAP financial measures we believe are useful to investors as key measures of our operating performance:

EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Definition

We calculate EBITDAre, which is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) in its September 2017 white paper as Net Income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property of the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

Adjusted EBITDAre is then calculated as EBITDAre, plus to the extent the following adjustments occurred during the periods presented:

•	preopening costs;
•	non-cash lease expense;
•	equity-based compensation expense;
•	impairment charges that do not meet the NAREIT definition above;
•	credit losses on held-to-maturity securities;
•	transaction costs of acquisitions;
•	interest income on bonds;

•	loss on extinguishment of debt;
•	pension settlement charges;
•	pro rata Adjusted EBITDAre from unconsolidated joint ventures; and
•	any other adjustments we have identified herein.

We then exclude the pro rata share of Adjusted EBITDAre related to noncontrolling interests in consolidated joint ventures to calculate Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture.

We use EBITDAre, Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and segment or property-level EBITDAre and Adjusted EBITDAre to evaluate our operating performance. We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding our operating performance and debt leverage metrics, and that the presentation of these non-GAAP financial measures, when combined with the primary GAAP presentation of Net Income or Operating Income, as applicable, is beneficial to an investor’s complete understanding of our operating performance. We make additional adjustments to EBITDAre when evaluating our performance because we believe that presenting Adjusted EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture provides useful information to investors regarding our operating performance and debt leverage metrics.

Adjusted EBITDAre Margin and Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin Definition

We calculate consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin by dividing consolidated Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture by GAAP consolidated Total Revenue. We calculate consolidated, segment or property-level Adjusted EBITDAre Margin by dividing consolidated, segment-, or property-level Adjusted EBITDAre by consolidated, segment-, or property-level GAAP Revenue. We believe Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture Margin is useful to investors in evaluating our operating performance because this non-GAAP financial measure helps investors evaluate and compare the results of our operations from period to period by presenting a ratio showing the quantitative relationship between Adjusted EBITDAre, Excluding Noncontrolling Interest in Consolidated Joint Venture and GAAP consolidated Total Revenue or segment or property-level GAAP Revenue, as applicable.

FFO, Adjusted FFO, and Adjusted FFO available to common stockholders and unit holders Definition

We calculate FFO, which definition is clarified by NAREIT in its December 2018 white paper as Net Income (calculated in accordance with GAAP) excluding depreciation and amortization (excluding amortization of deferred financing costs and debt discounts), gains and losses from the sale of certain real estate assets, gains and losses from a change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciated real estate held by the entity, income (loss) from consolidated joint ventures attributable to noncontrolling interest, and pro rata adjustments for unconsolidated joint ventures.

To calculate Adjusted FFO available to common stockholders and unit holders, we then exclude, to the extent the following adjustments occurred during the periods presented:

•	right-of-use asset amortization;
•	impairment charges that do not meet the NAREIT definition above;
•	write-offs of deferred financing costs;
•	amortization of debt discounts or premiums and amortization of deferred financing costs;
•	loss on extinguishment of debt;
•	non-cash lease expense;
•	credit loss on held-to-maturity securities;
•	pension settlement charges;
•	additional pro rata adjustments from unconsolidated joint ventures;
•	(gains) losses on other assets;
•	transaction costs on acquisitions;
•	deferred income tax expense (benefit); and
•	any other adjustments we have identified herein.

To calculate Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex), we then exclude FF&E reserve contributions for managed properties and maintenance capital expenditures for non-managed properties. FFO available to common stockholders and unit holders, Adjusted FFO available to common stockholders and unit holders and Adjusted FFO available to common stockholders and unit holders (excluding maintenance capex) exclude the ownership portion of joint ventures not controlled or owned by the Company.

We present Adjusted FFO available to common stockholders and unit holders per diluted share as a non-GAAP measure of our performance in addition to our net income available to common stockholders per diluted share (calculated in accordance with GAAP). We calculate Adjusted FFO available to common stockholders and unit holders per diluted share as our Adjusted FFO (defined as set forth above) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of diluted shares and units outstanding during such period.

We believe that the presentation of these non-GAAP financial measures provides useful information to investors regarding the performance of our ongoing operations because each presents a measure of our operations without regard to specified non-cash items such as real estate depreciation and amortization, gain or loss on sale of assets and certain other items, which we believe are not indicative of the performance of our underlying hotel properties. We believe that these items are more representative of our asset base than our ongoing operations. We also use these non-GAAP financial measures as measures in determining our results after considering the impact of our capital structure.

We caution investors that non-GAAP financial measures we present may not be comparable to similar measures disclosed by other companies, because not all companies calculate these non-GAAP measures in the same manner. The non-GAAP financial measures we present, and any related per share measures, should not be considered as alternative measures of our Net Income, operating performance, cash flow or liquidity. These non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that these non-GAAP financial measures can enhance an investor’s understanding of our results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily better indicators of any trend as compared to GAAP measures such as Net Income (Loss), Operating Income (Loss), or cash flow from operations.

Investor Relations Contacts:	Media Contacts:
Mark Fioravanti, President and Chief Executive Officer	Shannon Sullivan, Vice President Corporate and Brand Communications
Ryman Hospitality Properties, Inc.	Ryman Hospitality Properties, Inc.
(615) 316-6588	(615) 316-6725
mfioravanti@rymanhp.com	ssullivan@rymanhp.com
~or~	~or~
Jennifer Hutcheson, Chief Financial Officer	Robert Winters
Ryman Hospitality Properties, Inc.	Alpha IR Group
(615) 316-6320	(929) 266-6315
jhutcheson@rymanhp.com	robert.winters@alpha-ir.com
~or~
Sarah Martin, Vice President Investor Relations
Ryman Hospitality Properties, Inc.
(615) 316-6011
sarah.martin@rymanhp.com

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited

(In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	Dec. 31,		Dec. 31,
	2023	2022	2023	2022
Revenues :
Rooms	$191,086	$177,505	$701,138	$595,544
Food and beverage	215,234	180,622	831,796	667,009
Other hotel revenue	138,836	126,332	300,544	275,421
Entertainment	87,907	84,416	324,658	267,995
Total revenues	633,063	568,875	2,158,136	1,805,969

Operating expenses:
Rooms	45,539	43,077	173,749	155,817
Food and beverage	126,321	109,103	465,963	381,142
Other hotel expenses	188,931	168,043	519,328	457,291
Management fees	19,865	15,883	66,425	43,425
Total hotel operating expenses	380,656	336,106	1,225,465	1,037,675
Entertainment	58,919	56,996	223,663	188,545
Corporate	12,207	11,559	42,789	42,982
Preopening costs	883	7	1,308	532
Loss on sale of assets	-	-	-	469
Depreciation and amortization	56,527	47,904	211,227	208,616
Total operating expenses	509,192	452,572	1,704,452	1,478,819

Operating income	123,871	116,303	453,684	327,150

Interest expense, net of amounts capitalized	(61,142)	(42,419)	(211,370)	(148,406)
Interest income	7,446	1,612	21,423	5,750
Loss on extinguishment of debt	-	-	(2,252)	(1,547)
Income (loss) from unconsolidated joint ventures (1)	217	(2,619)	(17,308)	(10,967)
Other gains and (losses), net	(1,549)	(479)	3,921	1,743
Income before income taxes	68,843	72,398	248,098	173,723

(Provision) benefit for income taxes	101,035	(11,028)	93,702	(38,775)
Net income	169,878	61,370	341,800	134,948

Net income attributable to noncontrolling interest in consolidated joint venture	(26,809)	(2,865)	(28,465)	(5,032)
Net income attributable to noncontrolling interest in Operating Partnership	(942)	(416)	(2,118)	(923)
Net income available to common stockholders	$142,127	$58,089	$311,217	$128,993

Basic income per share available to common stockholders	$2.38	$1.05	$5.39	$2.34
Diluted income per share available to common stockholders (2)	$2.37	$1.03	$5.36	$2.33

Weighted average common shares for the period:
Basic	59,710	55,165	57,750	55,140
Diluted (2)	60,058	59,368	58,061	55,377

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations ceasing December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.5 million in the twelve months ended December 31, 2023.

(2) Diluted weighted average common shares for the three months ended December 31, 2022 includes 3.9 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

Unaudited

(In thousands)

	Dec. 31,	Dec. 31,
	2023	2022
ASSETS:
Property and equipment, net of accumulated depreciation	$3,955,586	$3,171,708
Cash and cash equivalents - unrestricted	591,833	334,194
Cash and cash equivalents - restricted	108,608	110,136
Notes receivable	61,760	67,628
Trade receivables, net	110,029	116,836
Deferred income tax assets, net	81,624	-
Prepaid expenses and other assets	154,810	134,170
Intangible assets	124,287	105,951
Total assets	$5,188,537	$4,040,623

LIABILITIES AND EQUITY:
Debt and finance lease obligations	$3,377,028	$2,862,592
Accounts payable and accrued liabilities	464,719	385,159
Dividends payable	67,933	14,121
Deferred management rights proceeds	165,174	167,495
Operating lease liabilities	129,122	125,759
Deferred income tax liabilities, net	-	12,915
Other liabilities	66,658	64,824
Noncontrolling interest in consolidated joint venture	345,126	311,857
Total equity	572,777	95,901
Total liabilities and equity	$5,188,537	$4,040,623

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

ADJUSTED EBITDAre RECONCILIATION

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Consolidated
Revenue	$633,063		$568,875		$2,158,136		$1,805,969
Net income	$169,878	26.8%	$61,370	10.8%	$341,800	15.8%	$134,948	7.5%
Interest expense, net	53,696		40,807		189,947		142,656
Provision (benefit) for income taxes	(101,035)		11,028		(93,702)		38,775
Depreciation & amortization	56,527		47,904		211,227		208,616
Loss on sale of assets	-		-		-		327
Pro rata EBITDAre from unconsolidated joint ventures	3		21		25		89
EBITDAre	179,069	28.3%	161,130	28.3%	649,297	30.1%	525,411	29.1%
Preopening costs	883		7		1,308		532
Non-cash lease expense	1,215		1,491		5,710		4,831
Equity-based compensation expense	3,941		3,851		15,421		14,985
Pension settlement charge	1,313		318		1,313		1,894
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Loss on extinguishment of debt	-		-		2,252		1,547
Transaction costs of acquisitions	-		-		-		1,348
Pro rata adjusted EBITDAre from unconsolidated joint ventures (1)	(121)		-		10,508		-
Adjusted EBITDAre	$187,494	29.6%	$168,110	29.6%	$690,745	32.0%	$555,854	30.8%
Adjusted EBITDAre of noncontrolling interest in consolidated joint venture	$(9,083)		$(7,833)		$(29,884)		$(15,309)
Adjusted EBITDAre, excluding noncontrolling interest in consolidated joint venture	$178,411	28.2%	$160,277	28.2%	$660,861	30.6%	$540,545	29.9%

Hospitality segment
Revenue	$545,156		$484,459		$1,833,478		$1,537,974
Operating income	$115,738	21.2%	$105,782	21.8%	$421,264	23.0%	$310,924	20.2%
Depreciation & amortization	48,762		42,571		186,749		189,375
Non-cash lease expense	1,020		1,054		4,077		4,216
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Other gains and (losses), net	-		-		6,134		2,924
Adjusted EBITDAre	$166,714	30.6%	$150,720	31.1%	$623,160	34.0%	$512,745	33.3%

Same-Store Hospitality segment (2)
Revenue	$503,090		$484,459		$1,740,665		$1,537,974
Operating income	$110,659	22.0%	$105,782	21.8%	$408,081	23.4%	$310,924	20.2%
Depreciation & amortization	43,545		42,571		172,031		189,375
Non-cash lease expense	1,020		1,054		4,077		4,216
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Other gains and (losses), net	-		-		6,134		2,924
Adjusted EBITDAre	$156,418	31.1%	$150,720	31.1%	$595,259	34.2%	$512,745	33.3%

Entertainment segment
Revenue	$87,907		84,416		$324,658		267,995
Operating income	$20,561	23.4%	22,286	26.4%	$76,076	23.4%	60,498	22.6%
Depreciation & amortization	7,544		5,127		23,611		18,420
Preopening costs	883		7		1,308		532
Non-cash lease expense	195		437		1,633		615
Equity-based compensation	995		876		3,805		3,637
Transaction costs of acquisitions	-		-		-		1,348
Pro rata adjusted EBITDAre from unconsolidated joint ventures	100		(2,597)		(6,775)		(10,877)
Adjusted EBITDAre	$30,278	34.4%	$26,136	31.0%	$99,658	30.7%	$74,173	27.7%

Corporate and Other segment
Operating loss	$(12,428)		$(11,765)		$(43,656)		$(44,272)
Depreciation & amortization	221		206		867		821
Other gains and (losses), net	(1,550)		(480)		(2,213)		(855)
Equity-based compensation	2,946		2,975		11,616		11,348
Pension settlement charge	1,313		318		1,313		1,894
Adjusted EBITDAre	$(9,498)		$(8,746)		$(32,073)		$(31,064)

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations ceasing December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.5 million in the twelve months ended December 31, 2023.

(2) Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO RECONCILIATION

Unaudited

(in thousands, except per share data)

	Three Months Ended Dec. 31,		Twelve Months Ended Dec. 31,
	2023	2022	2023	2022
Consolidated
Net income	$169,878	$61,370	$341,800	$134,948
Noncontrolling interest in consolidated joint venture	(26,809)	(2,865)	(28,465)	(5,032)
Net income available to common stockholders and unit holders	143,069	58,505	313,335	129,916
Depreciation & amortization	56,483	47,874	211,064	208,494
Adjustments for noncontrolling interest	(2,263)	(1,538)	(7,083)	(3,346)
Pro rata adjustments from joint ventures	4	23	73	92
FFO available to common stockholders and unit holders	197,293	104,864	517,389	335,156

Right-of-use asset amortization	44	30	163	122
Non-cash lease expense	1,215	1,491	5,710	4,831
Pension settlement charge	1,313	318	1,313	1,894
Pro rata adjustments from joint ventures (1)	(121)	-	10,508	-
Loss on other assets	-	-	-	469
Amortization of deferred financing costs	2,674	2,651	10,663	9,829
Amortization of debt discounts and premiums	637	500	2,325	989
Loss on extinguishment of debt	-	-	2,252	1,547
Adjustments for noncontrolling interest	23,533	(514)	18,635	(928)
Transaction costs of acquisitions	-	-	-	1,348
Deferred tax provision (benefit)	(100,719)	3,699	(95,825)	8,244
Adjusted FFO available to common stockholders and unit holders	$125,869	$113,039	$473,133	$363,501
Capital expenditures (2)	(27,923)	(27,149)	(128,011)	(82,263)
Adjusted FFO available to common stockholders and unit holders (ex. maintenance capex)	$97,946	$85,890	$345,122	$281,238

Basic net income per share	$2.38	$1.05	$5.39	$2.34
Diluted net income per share	$2.37	$1.03	$5.36	$2.33

FFO available to common stockholders and unit holders per basic share/unit	$3.28	$1.89	$8.90	$6.04
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.09	$2.03	$8.14	$6.55

FFO available to common stockholders and unit holders per diluted share/unit (3)	$3.26	$1.80	$8.85	$6.01
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (3)	$2.08	$1.94	$8.09	$6.52

Weighted average common shares and OP units for the period:
Basic	60,105	55,560	58,145	55,535
Diluted (3)	60,453	59,763	58,456	55,772

(1) In September 2023, we determined to pivot from television network ownership in favor of a distribution approach. Therefore, we and our joint venture partner agreed to wind down the Circle joint venture, with operations ceasing December 31, 2023. As a result, we incurred a loss related to Circle of approximately $10.5 million in the twelve months ended December 31, 2023.

(2) Represents FF&E reserve contribution for managed properties and maintenance capital expenditures for non-managed properties.

(3) Diluted weighted average common shares and OP units for the three months ended December 31, 2022 includes 3.9 million in equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Hospitality segment
Revenue	$545,156		$484,459		$1,833,478		$1,537,974
Operating income	$115,738	21.2%	$105,782	21.8%	$421,264	23.0%	$310,924	20.2%
Depreciation & amortization	48,762		42,571		186,749		189,375
Non-cash lease expense	1,020		1,054		4,077		4,216
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Other gains and (losses), net	-		-		6,134		2,924
Adjusted EBITDAre	$166,714	30.6%	$150,720	31.1%	$623,160	34.0%	$512,745	33.3%

Occupancy	69.8%		72.8%		71.6%		66.2%
Average daily rate (ADR)	$260.81		$254.57		$245.74		$236.86
RevPAR	$181.97		$185.31		$175.96		$156.71
OtherPAR	$337.18		$320.44		$284.16		$247.98
Total RevPAR	$519.15		$505.75		$460.12		$404.69

Same-Store Hospitality segment (1)
Revenue	$503,090		$484,459		$1,740,665		$1,537,974
Operating income	$110,659	22.0%	$105,782	21.8%	$408,081	23.4%	$310,924	20.2%
Depreciation & amortization	43,545		42,571		172,031		189,375
Non-cash lease expense	1,020		1,054		4,077		4,216
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Other gains and (losses), net	-		-		6,134		2,924
Adjusted EBITDAre	$156,418	31.1%	$150,720	31.1%	$595,259	34.2%	$512,745	33.3%

Occupancy	70.9%		72.8%		71.9%		66.2%
Average daily rate (ADR)	$259.67		$254.57		$243.19		$236.86
RevPAR	$184.17		$185.31		$174.92		$156.71
OtherPAR	$341.03		$320.44		$283.10		$247.98
Total RevPAR	$525.20		$505.75		$458.02		$404.69

Gaylord Opryland
Revenue	$140,664		$138,353		$474,884		$424,188
Operating income	$42,299	30.1%	$41,981	30.3%	$135,554	28.5%	$118,895	28.0%
Depreciation & amortization	7,960		8,586		33,510		34,406
Non-cash lease revenue	(11)		(13)		(46)		(51)
Adjusted EBITDAre	$50,248	35.7%	$50,554	36.5%	$169,018	35.6%	$153,250	36.1%

Occupancy	75.5%		80.7%		73.0%		69.5%
Average daily rate (ADR)	$268.39		$258.08		$250.96		$242.71
RevPAR	$202.70		$208.39		$183.22		$168.73
OtherPAR	$326.72		$312.33		$267.28		$233.68
Total RevPAR	$529.42		$520.72		$450.50		$402.41

Gaylord Palms
Revenue	$87,356		$90,925		$309,616		$279,578
Operating income	$16,194	18.5%	$20,514	22.6%	$71,399	23.1%	$64,201	23.0%
Depreciation & amortization	5,837		5,623		22,640		22,267
Non-cash lease expense	1,031		1,067		4,123		4,267
Adjusted EBITDAre	$23,062	26.4%	$27,204	29.9%	$98,162	31.7%	$90,735	32.5%

Occupancy	72.3%		77.9%		73.7%		68.4%
Average daily rate (ADR)	$261.71		$265.66		$245.04		$241.85
RevPAR	$189.19		$206.94		$180.58		$165.40
OtherPAR	$363.50		$368.33		$313.17		$280.45
Total RevPAR	$552.69		$575.27		$493.75		$445.85

Gaylord Texan
Revenue	$116,531		$102,283		$358,399		$307,318
Operating income	$37,955	32.6%	$30,631	29.9%	$111,703	31.2%	$88,154	28.7%
Depreciation & amortization	5,793		5,656		22,947		23,800
Adjusted EBITDAre	$43,748	37.5%	$36,287	35.5%	$134,650	37.6%	$111,954	36.4%

Occupancy	74.6%		72.9%		74.9%		69.0%
Average daily rate (ADR)	$277.12		$270.93		$244.21		$238.77
RevPAR	$206.82		$197.44		$183.02		$164.65
OtherPAR	$491.44		$415.44		$358.28		$299.50
Total RevPAR	$698.26		$612.88		$541.30		$464.15

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

HOSPITALITY SEGMENT ADJUSTED EBITDAre RECONCILIATIONS AND OPERATING METRICS

Unaudited

(in thousands)

	Three Months Ended Dec. 31,				Twelve Months Ended Dec. 31,
	2023		2022		2023		2022
	$	Margin	$	Margin	$	Margin	$	Margin
Gaylord National
Revenue	$85,229		$76,114		$307,139		$249,849
Operating income	$9,841	11.5%	$9,016	11.8%	$42,677	13.9%	$19,609	7.8%
Depreciation & amortization	8,391		8,296		33,357		33,563
Interest income on Gaylord National bonds	1,194		1,313		4,936		5,306
Other gains and (losses), net	-		-		6,134		2,924
Adjusted EBITDAre	$19,426	22.8%	$18,625	24.5%	$87,104	28.4%	$61,402	24.6%

Occupancy	66.8%		60.5%		68.4%		56.5%
Average daily rate (ADR)	$254.45		$254.09		$240.30		$238.13
RevPAR	$170.01		$153.60		$164.30		$134.45
OtherPAR	$294.12		$260.89		$257.28		$208.49
Total RevPAR	$464.13		$414.49		$421.58		$342.94

Gaylord Rockies
Revenue	$67,360		$70,438		$266,737		$253,326
Operating income	$4,325	6.4%	$2,780	3.9%	$44,854	16.8%	$17,178	6.8%
Depreciation & amortization	14,473		13,776		56,843		72,777
Adjusted EBITDAre	$18,798	27.9%	$16,556	23.5%	$101,697	38.1%	$89,955	35.5%

Occupancy	66.1%		69.9%		73.4%		68.3%
Average daily rate (ADR)	$241.79		$239.57		$242.39		$234.19
RevPAR	$159.91		$167.35		$178.02		$159.87
OtherPAR	$327.88		$342.73		$308.85		$302.52
Total RevPAR	$487.79		$510.08		$486.87		$462.39

JW Marriott Hill Country (2)
Revenue	$42,066		$-		$92,813		$-
Operating income	$5,079	12.1%	$-		$13,183	14.2%	$-
Depreciation & amortization	5,217		-		14,718		-
Adjusted EBITDAre	$10,296	24.5%	$-		$27,901	30.1%	$-

Occupancy	57.8%		n/a		64.9%		n/a
Average daily rate (ADR)	$275.32		n/a		$304.07		n/a
RevPAR	$159.17		n/a		$197.30		n/a
OtherPAR	$297.15		n/a		$306.11		n/a
Total RevPAR	$456.32		n/a		$503.41		n/a

The AC Hotel at National Harbor
Revenue	$3,141		$2,619		$11,997		$10,419
Operating income	$597	19.0%	$192	7.3%	$2,010	16.8%	$793	7.6%
Depreciation & amortization	229		311		904		1,293
Adjusted EBITDAre	$826	26.3%	$503	19.2%	$2,914	24.3%	$2,086	20.0%

Occupancy	69.7%		62.3%		64.8%		62.9%
Average daily rate (ADR)	$221.92		$203.03		$238.01		$207.70
RevPAR	$154.58		$126.55		$154.20		$130.71
OtherPAR	$23.24		$21.73		$16.99		$17.96
Total RevPAR	$177.82		$148.28		$171.19		$148.67

The Inn at Opryland (3)
Revenue	$2,809		$3,727		$11,893		$13,296
Operating income (loss)	$(552)	-19.7%	$668	17.9%	$(116)	-1.0%	$2,094	15.7%
Depreciation & amortization	862		323		1,830		1,269
Adjusted EBITDAre	$310	11.0%	$991	26.6%	$1,714	14.4%	$3,363	25.3%

Occupancy	48.6%		70.0%		54.0%		60.3%
Average daily rate (ADR)	$155.32		$149.94		$153.60		$153.87
RevPAR	$75.54		$104.90		$82.95		$92.73
OtherPAR	$25.28		$28.87		$24.59		$27.50
Total RevPAR	$100.82		$133.77		$107.54		$120.23

(1)	Same-Store Hospitality segment excludes JW Marriott Hill Country, which was acquired June 30, 2023.
(2)	JW Marriott Hill Country was acquired by the Company on June 30, 2023, therefore there are no comparison figures.
(3)	Includes other hospitality revenue and expense.

RYMAN HOSPITALITY PROPERTIES, INC. AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL RESULTS

 EARNINGS PER SHARE, FFO PER SHARE AND ADJUSTED FFO PER SHARE CALCULATIONS

Unaudited

 (In thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	Dec. 31,		Dec. 31,
	2023	2022	2023	2022
Earnings per share:

Numerator:
Net income available to common stockholders	$142,127	$58,089	$311,217	$128,993
Net income attributable to noncontrolling interest in consolidated joint venture	-	2,865	-	-
Net income available to common stockholders - if-converted method	$142,127	$60,954	$311,217	$128,993

Denominator:
Weighted average shares outstanding - basic	59,710	55,165	57,750	55,140
Effect of dilutive stock-based compensation	348	256	311	237
Effect of dilutive put rights (1)	-	3,947	-	-
Weighted average shares outstanding - diluted	60,058	59,368	58,061	55,377

Basic income per share available to common stockholders	$2.38	$1.05	$5.39	$2.34
Diluted income per share available to common stockholders	$2.37	$1.03	$5.36	$2.33

FFO and Adjusted FFO per share:

Numerator - FFO:
FFO available to common stockholders and unit holders	$197,293	$104,864	$517,389	$335,156
Net income attributable to noncontrolling interest in consolidated joint venture	-	2,865	-	-
FFO available to common stockholders and unit holders- if-converted method	$197,293	$107,729	$517,389	$335,156

Numerator - Adjusted FFO:
Adjusted FFO available to common stockholders and unit holders	$125,869	$113,039	$473,133	$363,501
Net income attributable to noncontrolling interest in consolidated joint venture	-	2,865	-	-
Adjusted FFO available to common stockholders and unit holders - if-converted method	$125,869	$115,904	$473,133	$363,501

Denominator:
Weighted average shares and OP units outstanding - basic	60,105	55,560	58,145	55,535
Effect of dilutive stock-based compensation	348	256	311	237
Effect of dilutive put rights (1)	-	3,947	-	-
Weighted average shares outstanding - diluted	60,453	59,763	58,456	55,772

FFO available to common stockholders and unit holders per basic share/unit	$3.28	$1.89	$8.90	$6.04
Adjusted FFO available to common stockholders and unit holders per basic share/unit	$2.09	$2.03	$8.14	$6.55

FFO available to common stockholders and unit holders per diluted share/unit (1)	$3.26	$1.80	$8.85	$6.01
Adjusted FFO available to common stockholders and unit holders per diluted share/unit (1)	$2.08	$1.94	$8.09	$6.52

(1) Represents equivalent shares related to the currently unexercisable investor put rights associated with the noncontrolling interest in the Company's OEG business, which may be settled in cash or shares at the Company's option. The Put Rights were anti-dilutive for the three months ended December 31, 2023, twelve months ended December 31, 2023, and twelve months ended December 31, 2022, so the incremental shares were excluded from the computation of dilutive earnings per share for those periods.

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Full Year 2024
	Guidance Range
	Low	High	Midpoint
Ryman Hospitality Properties, Inc.
Net Income	$253,000	$272,000	$262,500
Provision for income taxes	15,250	17,000	16,125
Interest Expense, net	222,500	231,000	226,750
Depreciation and amortization	224,250	234,500	229,375
EBITDAre	$715,000	$754,500	$734,750
Non-cash lease expense	3,500	4,500	4,000
Preopening expense	3,000	3,500	3,250
Equity-based compensation	12,500	13,500	13,000
Pension settlement charge	1,500	1,750	1,625
Interest income on Gaylord National bonds	4,500	5,500	5,000
Other gains and (losses), net	500	1,750	1,125
Adjusted EBITDAre	$740,500	$785,000	$762,750

Hospitality Segment
Operating Income	$469,500	$490,500	$480,000
Depreciation and amortization	195,000	202,500	198,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$675,500	$707,000	$691,250

Hospitality Segment (same-store)
Operating Income	$434,500	$450,500	$442,500
Depreciation and amortization	167,000	170,500	168,750
Non-cash lease expense	3,500	4,500	4,000
Interest income on Gaylord National Bonds	4,500	5,500	5,000
Other gains and (losses), net	3,000	4,000	3,500
Adjusted EBITDAre	$612,500	$635,000	$623,750

JW Marriott Hill Country
Operating Income	$35,000	$40,000	$37,500
Depreciation and amortization	28,000	32,000	30,000
Adjusted EBITDAre	$63,000	$72,000	$67,500

Ryman Hospitality Properties, Inc. and Subsidiaries

Reconciliation of Forward-Looking Statements

Unaudited

(dollars in thousands, except per share data)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("Adjusted EBITDAre")

Funds From Operations ("FFO") and Adjusted FFO Reconciliation

	Full Year 2024
	Guidance Range
	Low	High	Midpoint
Entertainment Segment
Operating Income	$65,500	$71,500	$68,500
Depreciation and amortization	27,500	30,000	28,750
Preopening expense	3,000	3,500	3,250
Equity-based compensation	3,500	4,000	3,750
Pro rata adjusted EBITDAre from unconsolidated joint ventures	500	1,000	750
Adjusted EBITDAre	$100,000	$110,000	$105,000

Corporate and Other Segment
Operating Loss	$(44,750)	$(43,000)	$(43,875)
Depreciation and amortization	1,750	2,000	1,875
Equity-based compensation	9,000	9,500	9,250
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	(2,500)	(2,250)	(2,375)
Adjusted EBITDAre	$(35,000)	$(32,000)	$(33,500)

Ryman Hospitality Properties, Inc.
Net Income	$253,000	$272,000	$262,500
Noncontrolling interest in consolidated joint venture	(10,000)	(6,000)	(8,000)
Net Income available to common stockholders and unit holders	$243,000	$266,000	$254,500
Depreciation and amortization	224,250	234,500	229,375
Adjustments for noncontrolling interest	(10,000)	(8,000)	(9,000)
FFO available to common stockholders and unit holders	$457,250	$492,500	$474,875
Right of use amortization	-	500	250
Non-cash lease expense	3,500	4,500	4,000
Pension settlement charge	1,500	1,750	1,625
Other gains and (losses), net	500	1,750	1,125
Adjustments for noncontrolling interest	(3,000)	(2,000)	(2,500)
Amortization of deferred financing costs	10,000	11,000	10,500
Amortization of debt discounts and premiums	2,500	3,500	3,000
Deferred Taxes	12,000	13,500	12,750
Adjusted FFO available to common stockholders and unit holders	$484,250	$527,000	$505,625

Diluted income per share available to common stockholders	$3.92	$4.21	$4.06
Adjusted FFO available to common stockholders and unit holders per diluted share	$7.60	$8.20	$7.90

Estimated diluted shares outstanding to common stockholders (in millions)	64.6	64.6	64.6
Estimated diluted shares outstanding to common stockholders and unit holders (in millions)	65.0	65.0	65.0